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Exhibit 10.28
                               SUBLEASE AGREEMENT


                  Agreement made this 21st day of December, A.D., 1999, by
            and between EQUIVEST FINANCE, INC., a Delaware corporation with a principal office at 100 Northfield Street, Greenwich, Connecticut and Richard C. Breeden & Co., with an address at 23 Meadow Lane, Greenwich, Connecticut, hereinafter referred to as Lessee. The term Parties shall mean Lessee and Sublessee.


                  WHEREAS, by Lease Agreement, effective April 1, 1997, (the
            "Lease") Barrington Properties, LLC, a Connecticut limited liability company, demised unto Lessee certain real property situated at 100 Northfield Street in Greenwich, Connecticut consisting of approximately 2,500 rentable square feet of space (the "Premises"); and

                  WHEREAS, Richard C. Breeden is the President, Chairman &
            CEO of Sublessee and Lessee is also affiliated with Sublessee and a related entity thereto; and

                  WHEREAS, Lessee and Sublessee are desirous of entering into a
            Lease Agreement whereby Sublessee shall rent the Premises from Lessee subject to the terms and conditions set forth in the Lease.

                  NOW, THEREFORE, in consideration of the mutual covenants
            contained herein, the Parties heretofore agree as follows:

                  1. Lessor does hereby lease unto Sublessee and Sublessee does hereby hire the Premises subject to all of the terms and conditions set forth in the Lease, a copy of which is attached hereto as Exhibit "A". To the extent the context permits, the term "Tenant" under the Lease shall mean and include Sublessee.

                  2. Sublessee shall perform all the covenants and conditions contained in the Lease to be performed by Lessee, and Sublessee shall be and is bound by each and every covenant and condition contained in the Lease.

                  3. This Agreement is subject to the terms and conditions of the Lease and shall automatically terminate on the cancellation or expiration of the Lease. Sublessee shall be liable to Lessee for any holding over after expiration of the term hereof.

                  4. Should Sublessee default in the payment to Lessee of any sums due and owing under the Lease, Lessee shall be entitled to institute a cause of action against Sublessee and to pursue all other available to the "Landlord" under Section 17 of the Lease.

                  5. Sublessee acknowledges and agrees that all options and
            purchase rights under the Lease, specifically including the Right of First Refusal to Purchase as set forth in Section 24 thereof, shall remain personal to Lessee and are not assigned or granted to Sublessee under this Agreement.

                       IN WITNESS WHEREOF, the Parties have executed this
            Sublease Agreement, consisting of two pages, on the date and year first above-written.




                                             Sublessee
                                                      Equivest Finance, Inc.

                                                By:   /s/
                                                      ---
                                                      Richard G. Winkler,
                                                      Vice President



                                                      Lessee
                                                      Richard C. Breeden & Co.


                                                By:   /s/
                                                      ---
                                                      Richard C. Breeden,
President



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                  FIRST ADDENDUM TO CLUB AFFILIATION AGREEMENT


      THIS ADDENDUM ("Addendum") is attached to and made a part of the Club Affiliation Agreement (the "Agreement') dated September 17, 1997, by and between INTERVAL INTERNATIONAL, INC ("INTERVAL"), a Florida corporation, and PEPPERTREE RESORTS VACATION CLUB, INC., (`AFFILIATE"), a North Carolina corporation, for the multi-site vacation club membership program known as PEPPERTREE VACATION CLUB (the "CLUB"), as amended from time to time (the Agreement and any addenda thereto are sometimes hereinafter referred to, collectively , as the "CAA"). INTERVAL and AFFILIATE are sometime referred to as a "Party" or jointly referred to as the "Parties."

NOW THEREFORE, in consideration of the premises and mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1. All of the above recitals are true and correct and are incorporated herein by reference. Except as expressly indicated to the contrary herein, all capitalized terms used herein shall have the same meanings ascribed to them in the CAA.

2. Each of the parties acknowledges that PEPPERTREE RESORTS, LTD. , a North Carolina corporation ("PRL"); and PEPPERTREE VACATION CLUB INC., a North Carolina non-profit corporation ("PVC") shall each be a contracting party to the CAA and shall be collectively referred to as "AFFILIATE", together with PEPPERTREE RESORTS VACATION CLUB, INC. on the CAA and on the Resort Membership Application in connection with the CLUB. By signature of their respective officers or agents hereof, PRL and PVC each acknowledge that it agrees to the terms and conditions, representations and warranties of the CAA in all respects and without limitation. PEPPERTREE RESORTS VACATION CLUB, INC. PRL, and PVC each acknowledge that each shall be jointly and severally liable for each and every obligation of AFFILIATE under the CAA.

3. Section B of the Agreement shall be amended by deleting the second sentence of said Section and inserting the following language:

      Thereafter this Agreement will renew for an additional period of six (6) years, unless INTERVAL provides AFFILIATE with written notice, not less than six (6) months prior to the expiration of the initial term of its intent not to renew ("First Renewal Term")

4.    Section E,  Paragraph 1 of the  Agreement  shall be amended by adding the  following new subparagraph:

      AFFILIATE agrees that this Agreement encompasses any Vacation Ownership Resort, as well as all of the Units, buildings, phases or resorts/hotels now or hereafter owned, constructed, acquired or leased for use in connection with any vacation ownership program (other than the CLUB) offered by AFFILIATE, excluding the vacation ownership resorts Peppertree at Tamarack and Peppertree at Tamarack II; provided, however, that the inclusion of all such Units, buildings, phases or resorts/hotels shall be subject to: (a) the submission of all documentation reasonably required by INTERVAL; (b) adherence to INTERVAL's affiliation standards and criteria in effect at time of inclusion; and (c) ultimate approval by INTERVAL. In that connection, AFFILIATE agrees to submit and agrees to cause its Affiliates, where applicable, to submit, in a timely manner all such documentation reasonably required by INTERVAL (including, but not by way of limitation, a Resort Membership Application). It is further expressly agreed that this Agreement encompasses any vacation club that may be acquired, operated, marketed or managed by AFFILIATE or its Affiliates, during the term of this Agreement. Notwithstanding the foregoing, nothing herein shall require AFFILIATE to affiliate Units at Vacation Ownership Resorts in which Vacation Interests are not being sold by AFFILIATE.

5.    Section G o f the Agreement shall be amended by adding a new Paragraph 5 as follows:


      5. AFFILIATE agrees to assist INTERVAL, as may be requested by INTERVAL, to effect the recordation of such documents, as may be requested by INTERVAL's counsel, so as to ensure adequate notice to potential transferees of a controlling interest in AFFILIATE, or any Club Resort of the exclusive affiliation of AFFILIATE and the Club Resorts with the INTERVAL NETWORK.

6. The Agreement and all addenda thereto shall be construed without regard to any presumption or other rule requiring construction against the part causing the Agreement to be drafted.

7. Unless expressly modified herein, all terms and conditions of the Agreement and any previous addenda thereto shall remain in full force and effect. Where there is a conflict between the terms and conditions of the CAA and this Addendum, the terms and conditions of the Addendum shall prevail.

IN WITNESS WHEREOF, the Parties have hereunto set their hands and seals.

PEPPERTREE RESORTS VACATION CLUB, INC.

[S] Herbert H. Patrick, Jr.
----------------------
By:  Herbert H. Patrick, Jr.
Vice President

Date:  7-15-99

PEPPERTREE RESORTS, LTD.

[S] Herbert H. Patrick, Jr.
----------------------
By:  Herbert H. Patrick, Jr.
Vice President

Date:  7-15-99


PEPPERTREE VACATION CLUB, INC.

[S] Herbert H. Patrick, Jr.
----------------------
By:  Herbert H. Patrick, Jr.
Vice President


Accepted this 15 day of July 1999.

INTERVAL INTERNATIONAL, INC.

[S] Craig M. Nash
----------------------
Craig M. Nash
Chief Executive Officer



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                    EQUIVEST FINANCE INC. AFFILIATES and SUBSIDIARIES

DELAWARE
--------
Equivest Finance Inc.
Resort Funding Inc.
Eastern Resorts Corporation
EFI D.C. Acquisition Inc.
EFI Louisiana Acquisition Inc.
EFI Florida Acquisition Inc.
EFI Maryland Acquisition Inc.
BFICP Corporation
EFI Development Funding, Inc.
EFI Funding Company, Inc.
Mirror Lake Development Inc.
Resort Marketing Services, Inc.
Equivest Administrative Services, Inc.
Equivest Management Services, Inc.
Equivest Entertainment Services, Inc.
Resolution Credit Corporation

RHODE ISLAND
Eastern Resorts Company LLC
Long Wharf Marina Restaurant Inc.

MARYLAND
Ocean City Coconut Malorie Inc.

FLORIDA
St. Augustine Resort Development Inc.

LOUISIANA
Avenue Plaza LLC

NORTH CAROLINA
--------------
Peppertree Resorts Ltd.
Peppertree Resort Villas Inc.
Peppertree Resorts Vacation Club Inc.
Peppertree Resorts Management Inc.
Peppertree Vacation Club Inc.
Peppertree Realty Inc.
Peppertree Acquisition II Corp.

ST. THOMAS VIRGIN ISLANDS
-------------------------
Bluebeard's Castle Inc.
Castle Acquisition Inc.
EFI St. Thomas Acquisition Inc.



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